Van Kampen Trust for Insured Municipals
                       Item 77(o) 10F-3 Transactions
                     October 1, 2002 - March 31, 2003


  Security    Purcha  Offeri     Total     Amount     % of   % of    Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
                                                                     Merrill
                                                                     Lynch &
                                                                      Co, JP
                                                                     Morgan,
  New York                                                            Lehman
    City                                                            Brothers,
Transitiona   02/13/  $105.4  $604,125,00  2,000,0   0.331%  0.780    Morgan
 l Finance    03      7       0            00                  %     Stanley,
 Authority                                                            Advest
 Future Tax                                                         Lebenthal,
  Secured                                                              Bear
   Bonds                                                            Stearns &
Fiscal 2003                                                          Co Inc,
  Series D                                                           RBC Dain
                                                                     Rauscher
                                                                    Inc, First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Goldman
                                                                     Sachs &
                                                                     Co, UBS
                                                                      Paine
                                                                      Webber
                                                                       Inc,
                                                                    Ramirez &
                                                                     Co Inc,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    CIBC World
                                                                     Markets,
                                                                     Commerce
                                                                     Capital
                                                                     Markets
                                                                    Inc, A.G.
                                                                    Edwards &
                                                                    Sons Inc,
                                                                     Jackson
                                                                    Securities
                                                                    Inc, Legg
                                                                    Mason Wood
                                                                      Walker
                                                                    Incorporat
                                                                     ed, Loop
                                                                     Capital
                                                                     Markets
                                                                       LLC,
                                                                    Prudential
                                                                    Securities
                                                                    , Quick &
                                                                     Reilly,
                                                                     Raymond
                                                                     James &
                                                                    Associates
                                                                       Inc,
                                                                    Roosevelt
                                                                     & Cross
                                                                    Incorporat
                                                                       ed,
                                                                     Siebert
                                                                    Brandford
                                                                      Shank